SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to /section/240.14a-11(c) or
    /section/240.14a-12

                                   QUIPP, INC.
                (Name of Registrant as Specified in its Charter)


                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5) Total fee paid:

         -----------------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         ------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:

         ------------------------------------------------------
         3)  Filing Party:

         ------------------------------------------------------
         4)  Date Filed:

         ------------------------------------------------------

                                   QUIPP, INC.

              ADDENDUM TO NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

         Enclosed is the Notice of Annual Meeting of Shareholders and Proxy Statement of Quipp, Inc. relating to the 1998 Annual Meeting of Shareholders. Please note that, in addition to the matters set forth in the Notice, the meeting will be held to consider a proposal to amend the Quipp, Inc. 1996 Equity Compensation Plan by increasing the number of shares of Common Stock that may be issued under the plan from 400,000 to 600,000. Details regarding this proposal are set forth in the enclosed Proxy Statement under the caption, "Proposal To Amend Quipp, Inc. 1996 Equity Compensation Plan."

         If the enclosed proxy is properly executed and returned in time for voting, the shares of Common Stock represented by the proxy will be voted as indicated on the proxy. In the absence of instructions to the contrary, a properly executed and timely returned proxy will be voted FOR the persons identified in the Proxy Statement as nominees for election to the Board of Directors, FOR the two proposals to amend the Articles of Incorporation, FOR the proposal to amend the Equity Compensation Plan and FOR ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for 1998.

         Please refer to the Proxy Statement for additional information regarding the meeting and the proposals to be considered.



                                                            /S/ ALAN SINGER
                                                            --------------------
                                                            Alan Singer
                                                            Secretary

April 6, 1998